SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                           AMENDMENT NO. 1 TO FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (Date of earliest event reported):
                                February 17, 1998

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                          GT INTERACTIVE SOFTWARE CORP.
             (Exact name of registrant as specified in its charter)



             DELAWARE                       0-27338              13-3689915
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)




       417 FIFTH AVENUE, NEW YORK, NY                                10016
  (Address of principal executive offices)                        (Zip code)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 726-6500

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ITEM 8.  CHANGE IN FISCAL YEAR.

         GT Interactive Software Corp. (the "Company") previously reported on a Current Report on Form 8-K, dated February 17, 1998 (the "Form 8-K"), that its Board of Directors has determined to change the Company's fiscal year-end from December 31 to March 31 and that the Company intended to file a transition report on Form 10-Q for the quarter ended March 31, 1998. This Amendment No. 1 to the Form 8-K is being filed to report that the Company now intends to file within the prescribed period a transition report on Form 10-K in lieu of such Form 10-Q, and to include therein the Company's audited financial statements for the three months ended March 31, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.



                                     GT INTERACTIVE SOFTWARE CORP.


                                     By:   /s/ Ronald W. Chaimowitz
                                        ----------------------------------------
                                              Ronald W. Chaimowitz
                                              Chairman of the Board of Directors
                                                  and Chief Executive Officer
                                              Date:  May 7, 1998